UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 13, 2014

PERCEPTRON, INC.

(Exact Name of Registrant as Specified in Charter)

Michigan	0-20206	38-2381442
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

47827 Halyard Drive, Plymouth, MI	48170-2461
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (734) 414-6100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(e) On October 13, 2014, the Management Development, Compensation and Stock Option Committee (the “Committee”) of the Board of Directors of Perceptron, Inc. (the “Company”) approved the Company’s Fiscal 2015 Executive Short Term and Long Term Incentive Plans (the “Plans”). All Company officers, named executive officers and director-level team members, employed on or before December 31, 2014, are eligible to participate in the Fiscal 2015 Executive Short Term Plan. All Company officers and named executive officers, employed on or before December 31, 2014, are eligible to participate in the Fiscal 2015 Executive Long Term Plan.

On October 13, 2014, the Committee approved the Company’s Fiscal 2015 Team Member Discretionary Bonus Plan. Generally, Company team members below the director-level, employed on or before December 31, 2014, are eligible to receive a discretionary bonus under the Fiscal 2015 Team Member Discretionary Bonus Plan.

Written descriptions of the Fiscal 2015 Executive Short Term Incentive Plan, Fiscal 2015 Executive Long Term Incentive Plan, and Fiscal 2015 Discretionary Bonus Plan have been filed as Exhibit 10.1 to this Current Report Form 8-K and are incorporated herein by reference.

On October 13, 2014, pursuant to the 2014 Annual Incentive Compensation Plan and based upon the level of achievement of two performance goals during fiscal 2014, the Compensation Committee awarded to Messrs. Armstrong and Hoefing 3,000 and 2,000 shares, respectively, of the Company’s Common Stock, as restricted stock awards under the Company’s 2004 Stock Incentive Plan, vesting upon the first anniversary of the grant date and freely transferable after such date if Messrs. Armstrong and Hoefing’s services or employment have not been terminated on or prior to such date. The shares will be issued pursuant to the standard form of Restricted Stock Award Agreement for Team Members that is filed as Exhibit 10.2 to this Current Report on Form 8-K.

On October 13, 2014, the Compensation Committee awarded to Messrs. Armstrong, Hoefing and Marchiando 10,100, 6,800 and 2,500 shares, respectively, of the Company’s Common Stock, as restricted stock awards under the Company’s 2004 Stock Incentive Plan, with one-third of each such award vesting on the first, second and third anniversaries of the grant date and freely transferable after such dates if Messrs. Armstrong, Hoefing and Marchiando’s services or employment have not been terminated on or prior to such dates. The shares will be issued pursuant to the standard form of Restricted Stock Award Agreement for Team Members that is filed as Exhibit 10.3 to this Current Report on Form 8-K.

Finally, the Compensation Committee approved the following discretionary cash bonus payments:

Jeffrey M. Armstrong	$50,000
Mark S. Hoefing	$36,000

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

C.	Exhibits.

Exhibit No.	Description
10.1	Written Descriptions of the Fiscal 2015 Executive Short Term Incentive Plan, Fiscal 2015 Executive Long Term Incentive Plan, and Fiscal 2015 Team Member Discretionary Bonus Plan
10.2	Form of Restricted Stock Award Agreement for Team Members under the Perceptron, Inc. First Amended and Restated 2004 Stock Incentive Plan (One Year Vesting)
10.3	Form of Restricted Stock Award Agreement for Team Members under the Perceptron, Inc. First Amended and Restated 2004 Stock Incentive Plan (Three Year Graded Vesting)
10.4	Form of Restricted Stock Unit Award Agreement for Team Members under the Perceptron, Inc. First Amended and Restated 2004 Stock Incentive Plan (One Year Vesting)
10.5	Form of Restricted Stock Unit Award Agreement for Team Members under the Perceptron, Inc. First Amended and Restated 2004 Stock Incentive Plan (Three Year Graded Vesting)
10.6	Form of Restricted Stock Unit Award Agreement for Non-Employee Directors under the Perceptron, Inc. First Amended and Restated 2004 Stock Incentive Plan (One Year Vesting)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERCEPTRON, INC.
(Registrant)

Date: October 17, 2014	/s/ David W. Geiss
By: David W. Geiss
Title: Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit

Number	Description
10.1	Written Descriptions of the Fiscal 2015 Executive Short Term Incentive Plan, Fiscal 2015 Executive Long Term Incentive Plan, and Fiscal 2015 Team Member Discretionary Bonus Plan

10.2	Form of Restricted Stock Award Agreement for Team Members under the Perceptron, Inc. First Amended and Restated 2004 Stock Incentive Plan (One Year Vesting)

10.3	Form of Restricted Stock Award Agreement for Team Members under the Perceptron, Inc. First Amended and Restated 2004 Stock Incentive Plan (Three Year Graded Vesting)

10.4	Form of Restricted Stock Unit Award Agreement for Team Members under the Perceptron, Inc. First Amended and Restated 2004 Stock Incentive Plan (One Year Vesting)

10.5	Form of Restricted Stock Unit Award Agreement for Team Members under the Perceptron, Inc. First Amended and Restated 2004 Stock Incentive Plan (Three Year Graded Vesting)

10.6	Form of Restricted Stock Unit Award Agreement for Non-Employee Directors under the Perceptron, Inc. First Amended and Restated 2004 Stock Incentive Plan (One Year Vesting)